                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 2, 2003


                         DANIELSON HOLDING CORPORATION
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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
           DELAWARE                        1-6732              95-6021257
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(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)  (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                             IDENTIFICATION NO.)
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                            2 NORTH RIVERSIDE PLAZA
                                   SUITE 600
                            CHICAGO, ILLINOIS 60606
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              (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
       INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)


                                 (312) 466-4030
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

         ITEM 5. OTHER MATERIAL EVENTS AND REGULATION FD DISCLOSURES.

         On December 2, 2003, Danielson Holding Corporation (the "Company") issued a press release announcing that it had executed a definitive investment and purchase agreement ("Purchase Agreement") to acquire the energy and water businesses of Covanta Energy Corporation ("Covanta") in connection with Covanta's emergence from Chapter 11 proceedings in bankruptcy. The Company will not acquire Covanta's geothermal and other assets, the dispositions of which are already under contract with other buyers under Covanta's Chapter 11 process. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference thereto.

         To implement the proposed transaction, Covanta is required under the Purchase Agreement to file with the Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"), where its Chapter 11 cases are pending a new, alternative proposed plan of reorganization, a new, alternative proposed plan of liquidation for certain non-core businesses (the "DHC Transaction Plans"), and an accompanying draft disclosure statement, each reflecting the transactions contemplated under the Purchase Agreement. The proposed transactions under the Purchase Agreement do not affect Covanta's plans to sell its geothermal assets to affiliates of Ormat Nevada, Inc. which were declared the winning bidders following the auction of those assets. The Purchase Agreement further requires Covanta to continue indefinitely the confirmation hearing for its pending reorganization and liquidation plans involving an Employee Stock Ownership Plan (the "ESOP Plans") while Covanta pursues confirmation of the DHC Transaction Plans. On December 3, 2003, the Bankruptcy Court continued the confirmation hearing for the ESOP Plans until January 14, 2004. This date coincides with the proposed date for approval of the disclosure statement related to the DHC Transaction Plans. On December 16, 2003, the Bankruptcy Court will hold a hearing regarding approval of the expense reimbursement, termination fee and exclusivity provisions of the Purchase Agreement, as well as procedures for giving notice of and setting a hearing date (proposed to be January 14, 2004) for approval of the disclosure statement related to the DHC Transaction Plans.

         The proposed transaction between the Company and Covanta remains subject to the completion and satisfaction of the terms thereof, of certain documentation, a favorable vote in favor of the DHC Transaction Plans by holders of claims against Covanta and certain of its affiliates entitled to vote thereon, and entry of an order by the Bankruptcy Court confirming the DHC Transaction Plans. There can be no assurance that the Bankruptcy Court will approve, or that the holders of claims against Covanta and certain of its affiliates will vote to support the DHC Transaction Plans or that final documentation will be reached on terms satisfactory to all parties. Subject to timely receipt of these approvals, the Company and Covanta anticipate the transaction to close near the end of the first calendar quarter of 2004.

         Under the terms of the Purchase Agreement, the Company would acquire 100% of Covanta's equity interests in consideration for $30 million. In addition, the Company would be required to arrange a new $118 million replacement letter of credit facility for Covanta, secured by a second lien on Covanta's domestic assets (the "Second Lien Facility"). The Company has obtained commitments from certain of its shareholders to arrange for or to provide the Second Lien

Facility to Covanta. With respect to Covanta's domestic operations, the Purchase Agreement also contemplates the implementation of a new $139 million first lien secured letter of credit facility and the issuance of $205 million of senior notes accreting to $230 million by 2011 and secured by a third lien on Covanta's domestic assets. Finally, Covanta also would issue a yet to be determined amount of unsecured notes to other creditors. The summary of the transaction described above is qualified by reference to the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by referenced thereto.

         Upon consummation of the contemplated transactions with the Company, Covanta expects to emerge from bankruptcy with approximately $50 million in cash and revolving credit facility availability, subject to working capital fluctuations. D. E. Shaw Laminar Portfolios, L.L.C. ("Laminar"), a significant creditor of Covanta, has agreed with the Company to provide a $10 million secured revolving loan facility to Covanta's international operations (the "International Revolving Credit Facility"), which would also issue up to $95 million of 3-year term debt to Covanta's creditors, secured by Covanta's international assets.

         The Company has obtained the financing necessary for the Covanta acquisition from three of its shareholders: SZ Investments, L.L.C. ("SZI"), Third Avenue Trust, on behalf of Third Avenue Value Fund Series ("TAVF"), and Laminar, pursuant to a Note Purchase Agreement dated December 2, 2003 ("Note Purchase Agreement"). Pursuant to the Note Purchase Agreement, SZI, TAVF and Laminar have provided $40 million of bridge financing to the Company in exchange for notes convertible into shares of the Company's common stock at a price of $1.53 per share (the "Bridge Notes"). The Bridge Notes have a scheduled maturity date of January 2, 2005 and an extended maturity date as late as July 15, 2005, and bear interest at a rate of 12% through July 15, 2004 and 16% thereafter. In the event of a default or the failure to pay the Bridge Notes upon their maturity, the interest rate under the Bridge Notes increases by 2%. The Company is using $30 million of the proceeds from the Bridge Notes to post a deposit with Covanta. A deposit of $15 million was made with Covanta upon signing of the Purchase Agreement and the remaining $15 million is due within two business days following issuance of an order of the Bankruptcy Court approving the expense reimbursement, termination fee and exclusivity provisions of the Purchase Agreement. Upon closing of the transactions contemplated under the Purchase Agreement, the deposit would then be used as the Company's purchase price for Covanta's equity interests. The Company will use the remainder of the proceeds to pay certain transaction expenses and for general corporate purposes, subject to certain limitations. In consideration for the $40 million of bridge financing and the agreement by SZI, TAVF and Laminar to arrange or provide for the Second Lien Credit Facility and for Laminar to arrange or provide for the International Revolving Credit Facility, the Company has agreed to issue to SZI, TAVF and Laminar an aggregate of 5,120,853 shares of the Company's common stock.

         The Company expects to refinance the Bridge Notes through a rights offering to its shareholders following the closing of the Covanta acquisition. The Company intends to issue rights to purchase 0.75 shares for each outstanding share of the Company's common stock at an exercise price of $1.53 per share in a registered rights offering. If the Company does not refinance all of the outstanding Bridge Notes, the remainder of the Bridge Notes would be convertible into shares of Danielson common stock at the rights offering price of $1.53 per share, subject to certain agreed upon limitations. In addition, if the Bridge Notes are not refinanced due to an uncured default by SZI, TAVF or Laminar under the Note Purchase Agreement, $30 million of the Bridge Notes (including accrued interest relating thereto) will be forgiven and the remaining outstanding amounts under the Bridge Notes will convert into the Company's common stock.

         In addition, (1) Laminar is required under the Note Purchase Agreement to convert an amount of Bridge Notes to acquire up to an additional 8.75 million shares of the Company's common stock at $1.53 per share based upon the levels of public participation in the rights offering and subject to certain agreed upon limitations; and (2) the Company has agreed, in connection with the Purchase Agreement, to sell up to 3 million shares of the Company's common stock at $1.53 per share to certain creditors of Covanta based upon the levels of public participation in the rights offering and subject to certain agreed upon limitations.

         The summary of the transactions described above is qualified by reference to the Note Purchase Agreement, and certain exhibits thereto, a copy of which is attached hereto as Exhibit 2.2 and incorporated herein by reference thereto.

         In addition, Laminar has agreed to certain transfer restrictions upon the shares of the Company's common stock that it holds or will acquire and, in accordance with the transfer restrictions contained in Article Fifth of the Company's charter restricting the resale of the Company's common stock by 5% shareholders, the Company has agreed with Laminar to provide it with limited rights to resell the common stock that it holds pursuant to a letter agreement dated December 2, 2003, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference. Finally, the Company has agreed with Laminar, SZI and TAVF to file a registration statement with the Securities and Exchange Commission to register the shares of the Company's common stock issued to them under the Note Purchase Agreement not later than the earlier of June 30, 2004 and ten days after closing of the rights offering. The summary of the registration rights described above is qualified by reference to the Registration Rights Agreement, a copy of which is attached hereto as Exhibit
4.1 and incorporated by referenced herein.

         Sam Zell, Chairman of the Board of Directors and Chief Executive Officer of the Company, Philip G. Tinkler, Chief Financial Officer of the Company and William Pate, a Director of the Company, are affiliated with SZI. Martin Whitman and David Barse, Directors of the Company, are affiliated with TAVF. The Note Purchase Agreement and other transactions involving SZI, TAVF and Laminar were negotiated, reviewed and approved by a special committee of the Company's Board of Directors composed solely of disinterested directors (the "Special Committee") and advised by independent legal and financial advisors. Further, in response to a request by the Special Committee, Equity Group Investments, L.L.C., an entity affiliated with Messrs. Zell, Tinkler and Pate, has agreed to terminate its consulting and advisory agreement with the Company. A copy of the termination letter is attached hereto as Exhibit 10.2 and incorporated herein by reference.

         THIS CURRENT REPORT ON FORM 8-K SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OF COVANTA ENERGY CORPORATION, DANIELSON HOLDING CORPORATION OR ANY OF THEIR AFFILIATES NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD

BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY STATE OR JURISDICTION, OR, IF FOR THE ADMINISTRATIVE CONVENIENCE OF THE COURT SYSTEM, THE PROPOSED TRANSACTIONS ARE IMPLEMENTED THROUGH A VOLUNTARY PLAN UNDER THE BANKRUPTCY CODE, A SOLICITATION OF ACCEPTANCES OF A CHAPTER 11 PLAN UNDER THE BANKRUPTCY CODE. ANY SUCH OFFER OR SOLICITATION WILL BE MADE IN COMPLIANCE WITH ALL APPLICABLE SECURITIES LAWS AND/OR PROVISIONS OF THE BANKRUPTCY CODE.

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

Certain statements made herein may constitute "forward-looking" statements as defined in Section 27A of the Securities Act of 1933 (the "Securities Act"),
Section 21E of the Securities Exchange Act of 1934 (the "Exchange Act"), the Private Securities Litigation Reform Act of 1995 (the "PSLRA") or in releases made by the Securities and Exchange Commission, all as may be amended from time to time. Such forward looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company and its subsidiaries, or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements that are not historical fact are forward-looking statements. Forward looking statements can be identified by, among other things, the use of forward-looking language, such as the words "plan", "believe", "expect", "anticipate", "intend", "estimate", "project", "may", "will", "would", "could", "should", "seeks", or "scheduled to", or other similar words, or the negative of these terms or other variations of these terms or comparable language, or by discussion of strategy or intentions. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PLSRA with the intention of obtaining the benefits of the "safe harbor" provisions of such laws. The Company cautions investors that any forward-looking statements made by the Company are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements with respect to the Company, include, but are not limited to, Covanta's and the Company's ability to successfully consummate the transactions contemplated by the proposed acquisition and financial restructuring, Covanta's ability to obtain the consent of its creditors; and other factors, risks and uncertainties that are described in Item 1 of the Company's Annual Report on Form 10-K for the year ended December 27, 2002 and in other securities filings by Danielson or Covanta. Although the Company believes that its plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, actual results could differ materially from a projection or assumption in any of its forward-looking statements. The Company's future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties. The forward-looking statements contained in this press release are made only as of the date hereof and neither the Company nor Covanta has any or has undertaken any obligation to update or revise any forward-looking statements whether as a result of new information, subsequent events or otherwise, unless otherwise required by law.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements of business acquired: [Not applicable].

(b)      Pro forma financial information: [Not applicable].

(c)      Exhibits. The following exhibits are filed with this document:

         2.1 Investment and Purchase Agreement between Danielson Holding Corporation and Covanta Energy Corporation dated December 2, 2003.*

                  * All schedules to this Exhibit 2.1 filed herewith have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A list of the omitted schedules appears at the end of this Exhibit 2.1. The Company will supplementally furnish a copy of any omitted schedule to the Commission upon request.

         2.2 Note Purchase Agreement between Danielson Holding Corporation and SZ Investments, L.L.C., Third Avenue Trust, on behalf of Third Avenue Value Fund, and D. E. Shaw Laminar Portfolios, L.L.C. dated December 2, 2003.*

                  * All schedules to this Exhibit 2.2 filed herewith have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A list of the omitted schedules appears at the end of this Exhibit 2.2. The Company will supplementally furnish a copy of any omitted schedule to the Commission upon request.

         4.1 Registration Rights Agreement between between Danielson Holding Corporation and SZ Investments, L.L.C., Third Avenue Trust, on behalf of Third Avenue Value Fund Series, and
                  D. E. Shaw Laminar Portfolios, L.L.C. dated December 2, 2003.

         10.1     Letter Agreement between Danielson Holding Corporation and D.
                  E. Shaw Laminar Portfolios, L.L.C. dated December 2, 2003.

         10.2 Letter Agreement between Danielson Holding Corporation and Equity Group Investments, L.L.C. dated December 1, 2003.

         99.1 Press Release issued by Danielson Holding Corporation, dated December 2, 2003, regarding the agreement to acquire Covanta Energy Corporation.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 5, 2003

DANIELSON HOLDING CORPORATION
(Registrant)



By: /s/ Philip G. Tinkler
    ----------------------------
Name: Philip G. Tinkler,
Title: Chief Financial Officer

 DANIELSON HOLDING CORPORATION

 EXHIBIT INDEX


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
EXHIBIT NUMBER                     DESCRIPTION OF EXHIBIT


     2.1 Investment and Purchase Agreement between Danielson Holding Corporation and Covanta Energy Corporation dated December 2, 2003.*

                       * All schedules to this Exhibit 2.1 filed herewith have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A list of the omitted schedules appears at the end of this Exhibit 2.1. The Company will supplementally furnish a copy of any omitted schedule to the Commission upon request.

     2.2 Note Purchase Agreement between Danielson Holding Corporation and SZ Investments, L.L.C., Third Avenue Trust, on behalf of Third Avenue Value Fund, and D. E. Shaw Laminar Portfolios, L.L.C. dated December 2, 2003.

                       * All schedules to this Exhibit 2.2 filed herewith have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A list of the omitted schedules appears at the end of this Exhibit 2.2. The Company will supplementally furnish a copy of any omitted schedule to the Commission upon request.

     4.1 Registration Rights Agreement between between Danielson Holding Corporation and SZ Investments, L.L.C., Third Avenue Trust, on behalf of Third Avenue Value Fund Series, and D. E. Shaw Laminar Portfolios, L.L.C. dated December 2, 2003.

     10.1 Letter Agreement between Danielson Holding Corporation and D. E. Shaw Laminar Portfolios, L.L.C. dated December 2, 2003.

     10.2 Letter Agreement between Danielson Holding Corporation and Equity Group Investments, L.L.C. dated December 1, 2003.

     99.1 Press Release issued by Danielson Holding Corporation, dated December 2, 2003, regarding the agreement to acquire Covanta Energy Corporation.
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